H.B. Fuller to Acquire Royal Adhesives & Sealants Expands H.B. Fuller’s position in highly specified adhesive segments and strengthens platforms for long-term global growth Exhibit 99.2

John Corkrean Executive Vice President and Chief Financial Officer Jim Owens President and Chief Executive Officer Today’s Presenters

Safe Harbor for Forward-looking Statements Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all, the risk that conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied, and the risk that the transaction may be terminated in circumstances requiring us to pay the $78.75 million termination fee; the transaction may involve unexpected costs, liabilities or delays; our business or stock price may suffer as a result of uncertainty surrounding the transaction; we may be unable to secure the financing necessary for the transaction on favorable terms, or at all; the substantial amount of debt we would incur to finance our acquisition of Royal, our ability to repay or refinance it or incur additional debt in the future, our need for a significant amount of cash to service and repay the debt and to pay dividends on our common stock, and the effect of restrictions to be contained in our debt agreements that limit the discretion of management in operating the business or ability to pay dividends; various risks to stockholders of not receiving dividends and risks to our ability to pursue growth opportunities if we continue to pay dividends according to the current dividend policy; we may be unable to achieve expected synergies and operating efficiencies from the transaction within the expected time frames or at all; we may be unable to successfully integrate Royal’s operations into our own, or such integration may be more difficult, time consuming or costly than expected; following the transaction, revenues may be lower than expected, and operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; the outcome of any legal proceedings related to the transaction; risks that the pending transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the pending transaction; the ability to effectively implement Project ONE; political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; geographic and product mix; availability and price of raw materials; the Company’s relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations; the impact of litigation and environmental matters; the effect of new accounting pronouncements and accounting charges and credits; and similar matters. All forward-looking information represents management’s best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the Company and the regions where the Company does business make it difficult to determine with certainty the increases or decreases in net revenue resulting from changes in the volume of products sold, currency impact, changes in product mix, and selling prices. However, management’s best estimates of these changes as well as changes in other factors have been included. Additional Information Further information about the various risks and uncertainties can be found in the Company’s SEC 10-K filing for the fiscal year ended December 3, 2016.

H.B. Fuller to Acquire Royal Adhesives & Sealants Combined company will have improved growth, margin and free cash flow profile Fits with H.B. Fuller’s 2020 strategic plan Creates significant and immediate shareholder value

Gain market share through application expertise and strong customer relationships Increase global growth with greater share in emerging markets and engineering adhesives Innovate to address existing market opportunities and capitalize on emerging trends Build best-in-class supply chain capabilities - excellence in cost, quality and service Leverage supplier relationships to drive cost and innovation differentiation Build a winning, global team How We Win By 2020: 3-5% organic CAGR plus ~$500M inorganic 17% EBITDA margin 15% ROIC EPS CAGR > 15% Financial Targets Manage and grow the core while enhancing our portfolio through aggressive growth in selected high value segments Create teams of experts that understand our customers’ adhesive applications to help them win Develop differentiated applications to solve problems and create opportunities for our customers Leverage our human capital with efficient processes, capable tools and a winning culture Make informed and critical decisions on where and how to allocate our resources Key Success Levers H.B. Fuller will be the best adhesive company in the world as defined by customer satisfaction, employee engagement, and shareholder returns. Vision: 2020 Strategic Plan Operating Principles Winning the right way: High ethical standards Safe working environment Commitment to sustainability and community involvement Collaboration across geographic and business line boundaries Our Competitive Advantage We strive to be the best globally connected team of adhesive experts, enabling us to share ideas, make decisions, execute plans and solve customer problems better and faster than anyone in the industry

Huge Value Creation Opportunity for Shareholders Significantly shifts portfolio toward high value, specified adhesive applications in Engineering, Construction and Durable Assembly. Immediate improvement in EBITDA margin, cash flow, and revenue. EPS accretive in 2018. Delivers cost synergies of $35 million and revenue synergies of $15 million in EBITDA by 2020. Provides significant short- and long-term value for customers, employees and shareholders. Complementary acquisition of pure play adhesive manufacturer.

Agenda 1 Introduction and Royal Overview 2 3 Impact on H.B. Fuller and Transaction Overview Summary and Q&A

16 18 21 21 2017 Financial Forecast* $650M Revenue $138M Adjusted EBITDA $120M Free Cash Flow** Pro Forma Net Sales Company Overview Pure play adhesives and sealants company ranked in the top 10 Headquartered in South Bend, IN 19 manufacturing facilities across 5 countries on 3 continents ~1,500 employees Geography End-Market ** Defined as adjusted EBITDA minus capital expenditures. Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures. A reconciliation is provided in the appendix. * Based on H.B. Fuller fiscal calendar

# ROYAL ADHESIVES & SEALANTS

| FY 2017 Forecasted Results* | |
|---|---|
| Sales: | $650 million |
| Adjusted EBITDA: | $138 million |
| Margin: | 21.2% |

**Operating Segments**

| Product Line | Applications |
|---|---|
| Engineering 20% | • Rubber to metal bonding adhesives<br>• Aerospace sealants<br>• Auto adhesives and sealants<br>• MMA and CA adhesives<br>• Solar attachment adhesives |
| Durable Assembly 34% | • Insulating glass adhesives, spacer systems and glazing<br>• Repair tapes and caulks<br>• Recreational and marine Vehicle adhesive and sealants |
| Construction Products 33% | • Low slope roofing systems<br>• Tapes for edge and seam bonding<br>• Insulation attachment<br>• Flooring adhesives<br>• Below grade waterproof bonding |
| Packaging, Paper, Polymer 13% | • Food packaging adhesives<br>• Paper / labels<br>• Textile coatings<br>• Graphic arts polymers |

**Geographies**

| Geography | Specialized Capabilities |
|---|---|
| US & Canada 68% | • Precision small pack competence<br>• Leader in commercial roofing<br>• Partnerships with leading flooring materials, roofing materials and, retail product producers<br>• Advanced laboratories and testing skill<br>• Growing position with leading aerospace manufacturers |
| Europe 29% | • Strong Kömmerling brand and technology<br>• Leading position in insulating glass market<br>• Complementary position with German auto manufacturers |
| Asia 3% | • Modern facility in Nanjing, China<br>• Growing position in insulating glass<br>• Strong partners in Korea and Japan |

* Based on H.B. Fuller fiscal calendar. ** Adjusted EBITDA is a Non-GAAP financial measures. A reconciliation is provided in the appendix.

H.B. Fuller | Connecting what matters.™
9

Strong Historical Growth (Royal financial performance 2014-2017, USD M) Stable organic growth and solid EBITDA growth over the past number of years *Pro forma for acquisitions and constant currency. Pro Forma Adjusted EBITDA +9% CAGR 2017 TTM May Pro Forma Net Sales* ~4%CAGR vol. 2017 TTM May +3% CAGR EBITDA Margin *Pro forma for acquisitions and constant currency. **Adjusted EBITDA is a Non-GAAP financial measures. A reconciliation is provided in the appendix. 20 18 21 21

# Global Business Footprint



**Michigan Center, MI**
Butyl, PIB, Hot Melt, Solvent-Based, Water-Based, Acrylic

**South Bend, IN**
Solvent-Based, Low Volatile Organic Compounds, Reactive, Water-Based

**Frankfort, IL**
MMA, CA

**Wilmington, CA**
Aerospace Polysulfide, Specialty Packaging

**Irvine, CA**
Epoxy, Urethane

**Mansfield, TX**
Flooring Adhesives

**Dalton, GA**
Surfactants, Thickeners

**Ball Ground, GA**
Specialty Packaging

**Simpsonville, SC**
Polymers, Flooring Adhesives, UV/EB, Water-Based

**Chagrin Falls, OH**
Polyurethane, MicroSealant Tapes

**Syracuse, NY**
Paper, Packaging, Coating

**Rexdale, ON**
Polyurethane, Epoxy, Silicone and Hybrid Resin Systems

**Preston, UK**
Solvent-Based, Water-Based

**Langelsheim, Germany**
Polysulfide, PIB

**Nanjing, China**
Polysulfide, PIB, Silicone, Polyurethane

**Raymond, NH**
Specialty Packaging, Reactive Methyl Methacrylate Adhesives

**Peabody, MA**
Specialty Packaging

**Wayne, NJ**
Solvent-Based

**Pirmasens, Germany**
Polyurethane, Polysulfide, Reactive Butyl TPS, MS Polymer, Solvent-Based, Water-Based

- R&D and Manufacturing Facility
- Manufacturing Facility

H.B. Fuller | Connecting what matters.™

11

Agenda 1 Introduction and Royal Overview 2 3 Impact on H.B. Fuller and Transaction Overview Summary and Q&A

The combined company has improved growth, margin and free cash flow profile Pro-Forma Combined Financials – H.B. Fuller and Royal – $M Strong projected revenue and EBITDA growth of 4% and 12%, respectively, across business segments enabled by top positons in multiple end-markets Achieves EBITDA margin goals ahead of H.B. Fuller 2020 Plan and enables organic upside Includes growth synergies from globalization of the Windsor product suite, leveraging established H.B. Fuller channels Attractive Free Cash Flow conversion fueling aggressive debt pay-down forecast Adjusted EBITDA* Growth and Margin Profile Key Growth Drivers Net Sales Growth Free Cash Flow Growth* 2017PF – 2020PF CAGR: 12% 2017PF – 2020PF CAGR: 4% 2017PF – 2020PF CAGR: 13% * Defined as adjusted EBITDA minus capital expenditures. Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures. A reconciliation is provided in the appendix

Compelling Overlap and Portfolio Complement for Significant Value Creation Improves and broadens portfolio mix Expands technology portfolio capabilities Expands global footprint Significant synergy opportunities Enhances growth and margin profile 1 2 3 4 5 Immediately meets 2020 plan goals by accelerating current strategy

Expands Engineering Adhesives presence into Aerospace and other high value segments. Increases geographic presence in Engineering Adhesives in the Americas and Europe. Provides small pack capabilities for reactive systems in the US. Provides a stronger position in Durable Assembly in the Americas and Europe. Creates the #1 global Insulating Glass supplier, complementing our profitable business in N. America. Introduces a second, sizable construction segment - #1 player in commercial roofing space. Strengthens business in overlapping segments of Flooring and Flexible Packaging. Improves and Broadens Portfolio Mix 1

Portfolio Shift to Highly Specified Adhesive Applications (Engineering, Durable Assembly and Construction Adhesives and Sealants) + = The addition of Royal increases highly specified business from 44% of a $2.2 billion portfolio to 53% of a $2.85 billion portfolio CURRENT H.B . FULLER $2,200 M ROYAL $650 M NEW H.B. FULLER $2,850 M Engineering 13% Durable Assembly 20% Construction Products 11% Other 17% Packaging 19% Hygiene 20% Construction Products 33% Durable Assembly 34% Engineering 20% Other 11% Packaging 2% Engineering 14% Durable Assembly 23% Construction Products 16% Other 16% Packaging 15% Hygiene 16%

Expands Technology Portfolio Capabilities 2 Extending our application capabilities in new or adjacent applications EXAMPLES OF SPECIFICATION DRIVEN APPLICATIONS Advanced Aerospace Sealants Satellite Dish Installation VOC-free Commercial Roofing Energy Efficient Insulating Glass

Royal H.B. Fuller Expanded Global Footprint 3 EUROPE: Efficient, versatile German site and specialty UK site add new competencies and capabilities NORTH AMERICA: Unique production and packaging capability will accelerate growth in engineering adhesives ASIA and EMERGING MARKETS: Opportunity to leverage H.B. Fuller’s global network to penetrate new geographies

Estimated EBITDA Synergies by Source $M Significant Synergy Opportunities Expect cost synergies alone of $35M+ Quick win price harmonization and strategic sourcing of raw materials Manufacturing synergies achieved through creation of technology driven centers of excellence SG&A synergies reflect reduction of Corporate overhead and duplicate third party costs Significant additional opportunity to grow engineering adhesives and globalize Royal business segments that are regional today. Cross-selling Royal technology to Engineering Adhesives customers Leveraging Royal technology into new geographies, including emerging markets Planned actions Workstreams engaged to scope out and execute 3-year synergy plan 4 $35M

Pro Forma Pro Forma Pro Forma Revenue – FY 2017 $M Pro Forma Adjusted EBITDA – FY 2017 $M Margin Transaction expected to be accretive to earnings in 2018 Enhanced Growth and Margin Profile 5 $35 Synergies

Definitive agreement signed, limited closing contingencies Fully underwritten interim financing in place Expect to close after customary conditions and receipt of regulatory approvals Transaction Structure Financial valuation Financing Closing conditions and timing $1.575 billion on a cash free/debt free basis Represents 11.4x multiple of 2017 adjusted EBITDA 9.1x after cost synergy estimates Permanent financing expected to be primarily through pre-payable term loan Allows maximum flexibility to de-leverage

Capital Structure All-cash, debt-funded consideration to the seller Expect closing leverage of 5.3x 2017 pro forma adjusted EBITDA* reducing to less than 3.0x by 2020 Expected post closing debt structure: $1,275 million + transaction costs and potential refinancing drawn under new covenant-lite term loan New issuance of $300 million senior unsecured notes Existing $300 million of notes due 2027 remain in place $400 million revolving facility largely undrawn Over the first three years, H.B. Fuller pro forma expected to generate: Operating cash flow of approximately $1 billion Over $600 million of cash flow available to pay down debt * Includes $35M of expected run rate synergies. Adjusted EBITDA and leverage are Non-GAAP financial measures. A reconciliation is provided in the appendix

Strong Foundation. Portfolio Shift. ADJUSTED EBITDA REVENUE 2010 ($1.3 billion) 2016 ($2.1 billion) 2020 ($3.2 billion) Non-Strategic Engineering, Durable, Construction Hygiene & Packaging 23

2 Agenda 1 Introduction and Royal Overview Impact on H.B. Fuller and Transaction Overview 3 Summary and Q&A

Complementary higher value, higher margin segments Expands technology platform Significant cost and offensive synergy opportunities Higher EBITDA + asset-light businesses = strong cash flow Significantly accretive to EBITDA margin and EPS Exceptional cash flow generation Creating shareholder value and accelerating delivery of H.B. Fuller’s strategic plan Together, H.B. Fuller and Royal will deliver significant shareholder value. Portfolio Shift Leverageable Synergies Value Creation

Anticipated Detailed Follow-up Meetings (NDR) (Week of September 10th) Planned destinations New York Boston Chicago Los Angeles Others as requested Activities General group presentations about transaction 1:1s following as available Contact Maximillian Marcy at max.marcy@hbfuller.com if interested in a meeting in your city

Appendix

*The H.B. Fuller forecasted 2017 EBITDA range excludes between $30 and $35 million, pre-tax, of previously announced restructuring charges, as well as acquisition related costs and Project ONE development costs, as well as any costs related to this transaction, which cannot be estimated at this time.